UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: MARCH 1, 1995
                        (Date of earliest event reported)


                            COMPUTER DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                          Commission file number 1-6002




              MARYLAND                                   52-0882982
     (State or other jurisdiction                 (IRS Employer ID No.)
     of incorporation or organization)

     ONE CURIE COURT
     ROCKVILLE, MARYLAND                               20850-4389
     (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code (301) 921-7000



Items 1-4.     N/A

Item 5.   Other Events

               The Registrant's press release, published March 1, 1995, attached hereto as Exhibit 20, is hereby incorporated by reference in answer to this Item.

Item 6.   N/A

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit        Description


                (20)          Press release published March 1, 1995.



Item 8.   N/A

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on March 2, 1995.


                              Computer Data Systems, Inc.

                         By:    /s/ Wyatt D. Tinsley

                              Wyatt D. Tinsley
                              Executive Vice President
                              (Principal Financial and Accounting Officer)


                                  EXHIBIT INDEX

                                                       Sequentially
Exhibit No.    Description                             Numbered Page


(20)           Press release published March 1, 1995        4